Going Concern	12 Months Ended
Jun. 30, 2026
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Going Concern

Note 2 - Going Concern

As of June 30, 2026, the Company had cash and cash equivalents of $3,990,771 and a working capital deficit of $26,530,542. For the year ended June 30, 2026, the Company reported a net loss of $19,140,172. Although the Company generated net cash from operating activities of $10,576,559 for the year ended June 30, 2026, the Company has significant short-term financial obligations, including short-term loans and accounts payable and accrued expenses. The Company expects to continue to require sufficient liquidity to meet its operating and financing obligations as they become due.

Management has assessed the Company’s liquidity requirements and its ability to meet its obligations as they become due for at least twelve months from the date the consolidated financial statements are issued. In making this assessment, management considered the Company’s cash and cash equivalents of $3,990,771 as of June 30, 2026, the availability of $5,755,137 under its existing trade facilities, and the Company’s projected cash flows during the assessment period.

Management expects its existing trade facilities and supplier purchasing limits to continue to be available based on the facilities and arrangements currently in place, the absence of any call-up or withdrawal as of the date of assessment, and the Company’s established relationships with its financial institutions and suppliers.

Management also considered the executed repayment arrangements entered into by a subsidiary with its major trade receivable counterparties, under which the outstanding balances are repayable in monthly installments over 60-month periods, commencing between November 2026 and February 2027 and ending between October 2030 and January 2032. Management included in its projected cash flows the contractual installments expected to be collected during the 12-month assessment period and considered the enforceability of the arrangements and the counterparties’ expected ability to make the scheduled payments.

Management has also developed a plan to obtain additional capital during the assessment period. As of the date these consolidated financial statements are issued, the Company has been actively engaged in discussions with potential equity financing investors regarding a proposed financing arrangement of up to $30,000,000. For the financing arrangement, the Company would have the right, but not the obligation, to sell its Class A ordinary shares to the investor or through the issuance of bonds, subject to the terms and conditions of the definitive agreements. The timing and amount of each sale would be determined by the Company, and proceeds would be received upon completion of the applicable purchase and closing procedures. The proposed financing remains subject to the negotiation and execution of definitive agreements and satisfaction of applicable conditions. Accordingly, the financing has not yet been completed, and there can be no assurance that the proposed financing will be consummated or that the proceeds will be available to the Company within the period required. Management’s assessment of its ability to meet its obligations over the 12-month assessment period does not depend on the successful completion of this planned financing.

Based on the above considerations and the Company’s projected cash flows, management believes that its liquidity resources and planned actions are probable of being sufficient to enable the Company to meet its obligations as they become due for at least twelve months from the date the consolidated financial statements are issued. Accordingly, management concluded that the substantial doubt initially raised by these conditions and events has been alleviated.